Common share capital	12 Months Ended
Dec. 31, 2015
Equity [Abstract]
Common share capital
Common share capital

	December 31, 2015		December 31, 2014
	Common shares of par value $0.10		Common shares of par value $5.00
	Shares	US$ millions	Shares	US$ millions
Authorized share capital	100,000,000	10.0	400,000,000	2,000.0

Issued and fully paid share capital	24,351,618	2.4	243,516,514	1,217.6
Treasury shares held by Company	(237,386)	0.0	(2,373,863)	(11.9)
Outstanding shares in issue	24,114,232	2.4	241,142,651	1,205.7

As of December 31, 2012, the Company's shares were listed on the Norwegian OTC list. On January 29, 2014, the Company completed its initial public offering in the United States. The total number of shares issued by the Company as of December 31, 2013 consisted of 3,000 shares issued upon formation of the Company, 50,000,000 shares issued to the general public in a private placement during February 2011, 150,000,000 shares issued to Seadrill as part of the consideration for the transfer of the business to the Company on March 31, 2011, 30,000,000 shares issued in a private placement during March 2012 and 13,513,514 shares issued when North Atlantic Drilling completed its initial public offering on the New York Stock Exchange on January 29, 2014.

After incorporation, the Company repurchased shares that may be canceled or held as treasury shares. As of December 31, 2015 and the Company held 237,386 common shares as treasury shares at cost (December 31, 2014: 2,373,863 treasury shares).

The Company’s shareholders passed a resolution at the annual general meeting held on September 21, 2012, authorizing the reduction of the Company’s share premium account from $834.3 million to $0 million and an increase in the Company’s contributed surplus account of $834.3 million, with immediate effect, the purpose of which was primarily to increase the ability of the Company to declare and distribute dividends to its shareholders.

The Company’s contributed deficit account originally amounted to $2,000.0 million and relates to the difference between the carrying value of net assets purchased and the consideration paid for the businesses acquired in the North Atlantic Restructuring. This account will not be netted against future earnings and does not restrict the Company’s ability to pay dividends. Following the recognition of certain common control transactions in 2011, 2012, and 2013, the contributed deficit has been reduced to $10.0 million.

Reverse stock split and capital reduction
In December 2015 the shareholders in a special general meeting approved a capital reorganization including a 1-for-10 reverse stock split of the Company's issued and outstanding common shares and reducing par value from $5.00 to $0.10. In addition the total authorized share capital was reduced from $2,000.0 million to $10.0 million.

As a result of the capital restructuring the number of shares outstanding has fallen from 241,142,651 to 24,114,232. As a result, the issued share capital of the Company has fallen from $1,205.7 million to $2.4 million, and the contributed surplus has been increased by $1,203.3 million.